Supplement to Your Prospectus

In your prospectus, under the section entitled “Other Benefits” the sub-section entitled “Settlement Options” is deleted and replaced with the following:

Settlement Options — Proceeds from your Policy may be paid in a lump sum or may be applied to one of the available settlement options listed in your Policy.  At the time proceeds are payable, the Beneficiary can select the method of payment.  However, on or about March 1, 2010 the Policy owner will have the option of pre-selecting a designated settlement option (“Designated Settlement Option”).  After the policy owner designates a settlement option for a Beneficiary, the Beneficiary will not be able to choose a settlement option.

This supplement should be retained with the prospectus for future reference.

HV-7993